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                         INDEPENDENT AUDITORS' CONSENT





The Board of Directors
Heftel Broadcasting Corporation:

We consent to the incorporation by reference herein of our report.


                                       /s/ KPMG Peat Marwick LLP



Dallas, Texas
December 24, 1997